UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2004

URECOATS INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Quorum Business Center, 718 South Military Trail, Deerfield Beach, FL 33442
(Address of Principal Executive Offices and Zip Code)

(954) 428-8686
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

URECOATS INDUSTRIES INC.
FORM 8-K
November 5, 2004

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SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion of Acquisition or Disposition of Assets

Urecoats Industries Inc. (the “Registrant”) on November 5, 2004, decided to discontinue the operations of the Registrant’s wholly-owned subsidiary RSM Technologies, Inc. (“RSM”). The Registrant’s wholly-owned subsidiary Infiniti Products, Inc. will continue operations.

The Registrant’s decision to discontinue the operations of RSM was based on numerous factors but primarily the Registrant wanted to mitigate the current and future financial impacts of continuing to operate RSM. The Registrant will continue to pursue counterclaims against Plymouth Industries, Inc., for among other things, breach of contract in connection with an alleged latent defect in the manufacturing of RSM’s BlueMAX™ spray application system (See SECTION 8 - OTHER EVENTS, Item 8.01 - Other Events below).

The following table reflects certain business segment financial data of the Registrant as of and for the six months ended June 30, 2004. Please note that:

(i)	Corporate was derived from the financial data of Urecoats Industries Inc.;

(ii)	RSM Products was derived from the financial data of RSM Technologies, Inc.; and

(iii)	Infiniti Products was derived from the financial data of Infiniti Products, Inc.

		RSM	Infiniti
	Corporate	Products	Products	Total

Revenue:
Application Systems	$-	$55,000	$-	$55,000
Coating, Sealants and Other Products	$-	$290,920	$1,047,527	$1,338,447

Gross Profit:
Application Systems	$-	$15,000	$-	$15,000
Coatings, Sealants and Other Products	$-	$61,877	$248,614	$310,491

Operating Loss	$(1,906,201)	$(1,110,689)	$(229,150)	$(3,246,040)

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Litigation

Plymouth Industries, Inc., Plaintiff v. Urecoats Industries Inc., Urecoats Manufacturing, Inc. (n/k/a RSM Technologies, Inc.),
Urecoats Technologies, Inc. and Richard J. Kurtz, Defendants

On July 22, 2003, the Plaintiff served the Defendants with a complaint for breach of Manufacturing and Sales Agreements and the parties immediately entered into various settlement agreements during which the Defendants were granted an indefinite extension of time to answer the complaint. The Defendants ceased making settlement payments in September 2003 when the Defendants came to believe and later learned that the Plaintiff had breached the Manufacturing and Sales Agreements and thereafter served a joint answer denying the complaint’s allegations and counterclaimed against the Plaintiff for breach of contract, breach of warranties, and indemnity and contribution. On April 27, 2004, the Plaintiff filed the aforementioned complaint in the District Court of the Fourth Judicial District in Hennepin County, Minnesota. On July 13, 2004, the Defendants filed the aforementioned joint answer and counterclaims with said District Court. On August 4, 2004, the Plaintiff was granted summary judgment against the Defendants, joint and severally, in the amount of $738,163 with any applicable costs, fees, and pre-judgment interest to be determined and added to this summary judgment at a later date. The Defendants believed that reversible procedural and substantive errors were made and that valid legal redress existed to not only offset the summary judgment with counterclaims but also to potentially vacate the summary judgment. On October 27, 2004, the Court issued an order granting the Defendants’ motion to vacate the summary judgment ordered on August 4, 2004. The outcome of this litigation and its potential financial impacts cannot be determined at this time.

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SIGNATURES

Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URECOATS INDUSTRIES INC.

Date: November 9, 2004	By:	/s/ Michael T. Adams

Michael T. Adams
President

URECOATS INDUSTRIES INC.

Date: November 9, 2004	By:	/s/ Dennis A. Dolnick

Dennis A. Dolnick
Chief Financial Officer

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